Dreyfus Global
Growth Fund

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Global
                                                                    Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Global Growth Fund, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

While the first half of 2001 was difficult for the U.S. economy, weakness in many international economies was not as severe. What's more, we have recently seen signs that economic improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the U.S. economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth in the U.S., as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth in the U.S. later this year, and in Europe soon thereafter. Japan's economy remains mired in recession, however, despite the recent election of a reform-minded prime minister.

In our view, the implications of this economic scenario may be positive for certain sectors of the international stock markets, especially for global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Global Growth Fund perform relative to its benchmark?

For the six-month period ended June 30, 2001, the fund produced a total return of -17.44%.(1) This compares with a -10.66% total return produced by the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the same period.(2)

We attribute much of the fund's overall weak relative performance to a continued shift in investor preference away from the growth-oriented stocks in which the fund invests. Although growth stocks showed some recovery during April and May, in general, these stocks remained out of favor during the reporting period.

What is the fund's investment approach?

The fund focuses on individual stock selection. We choose investments on a company-by-company basis, searching to find the best-managed, best-positioned companies, wherever they may be. We do not attempt to predict interest rates or market movements. There are no target weightings for individual countries, except the United States. The U.S. exposure of the fund will typically remain within a 25% -75% range, while the weighting of any other country will most likely not exceed 25% of the fund' s assets.

Our goal is to identify companies that we believe have the characteristics necessary to achieve and sustain growth. Such characteristics include an established track record, strong market share, strong barriers to entry or untapped market opportunities. Since many markets overseas are often not as developed as those in the U.S., a greater emphasis is placed offshore on companies based in emerging market countries. In both the U.S. and overseas, we seek stocks with attractive valuations when compared to their historical share price, local market benchmarks or earnings growth rates. The fund currently holds 100-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

150 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the target sales price.

What other factors influenced the fund's performance?

Fund performance was hindered by the global economic slowdown. Market sentiment, particularly for growth stocks, remained pessimistic throughout the period. Generally, growth stocks have higher valuations than value stocks, and valuations are dependent on strong levels of investor confidence in a company's ability to sustain sales and earnings growth. When sales and earnings momentum falters, confidence is lost and stock prices decline.

A sluggish U.S. economy coupled with a global slowdown in corporate earnings growth contributed to poor performance in offshore markets. Earnings were particularly disappointing in telecommunications and technology, two areas where the fund held much of its investments. Concerns about these areas focused on the fact that companies held too much inventory and had invested too heavily in new plants and manufacturing equipment -- problems that investors believed could create downward pressure on earnings. Many other business-related industries also encountered difficulties, including consulting firms, airlines and replacement parts manufacturers.

On a positive note, the weakness in international investments was, to an extent, offset by better performance in the domestic segment of the fund. In the U.S., we concentrated our investments in three areas that showed resilience in the face of difficult market conditions: financial services, health care and selected technology.


What is the fund's current strategy?

While remaining optimistic about the long-term prospects of global growth stocks, we made slight adjustments to the fund in an attempt to defend it against near-term market weakness. For example, we trimmed our telecommunications and technology exposure, choosing to focus our investments in these areas on companies that have strong market positions and can provide cost savings for other firms.

As always, finding companies with reasonable valuations remains a prime investment goal. We are specifically looking for well-managed companies that have strong market share. Accordingly, we added to our international investments in companies with dependable cash flow levels, such as energy producers and manufacturers of consumer products. In addition, we diversified the portfolio by investing in the stock of several automotive and health care companies

Domestically, we are looking beyond current weakness and are attempting to identify industries and companies that we believe will benefit from an economic rebound. That search has led us to emphasize media companies, such as AOL Time Warner, Viacom and Clear Channel Communications. In our view, when the U.S. economy recovers, such firms should be among the first to benefit as advertising sales rebound.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

                                                             The Fund



STATEMENT OF INVESTMENTS


June 30, 2001 (Unaudited)

COMMON STOCKS--100.3%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--1.8%

Companhia de Bebidas das Americas, ADR                                                            7,700                  178,255

Embraer-Empresa Brasileira de Aeronautica, ADR                                                   15,875                  619,919

                                                                                                                         798,174

CANADA--2.2%

Alcan                                                                                             5,900                  247,918

Ballard Power Systems                                                                             2,625  (a)             122,220

Celestica                                                                                         4,675  (a)             240,563

Talisman Energy                                                                                   9,300                  354,974

                                                                                                                         965,675

DENMARK--2.2%

ISS                                                                                               7,700  (a)             451,343

Novo Nordisk, Cl. B                                                                               7,575                  335,383

Vestas Wind Systems                                                                               3,900                  181,994

                                                                                                                         968,720

FINLAND--1.6%

Nokia, ADR                                                                                       33,200                  731,728

FRANCE--9.0%

Accor                                                                                            10,000                  423,227

Alstom                                                                                            3,500                   97,643

Altran Technologies                                                                              11,475                  535,825

Aventis                                                                                           6,900                  552,419

Bouygues                                                                                          3,300                  111,844

Business Objects                                                                                 11,250  (a)             269,345

Compagnie Francaise d'Etudes et de Construction                                                   1,200                  152,820

JC Decaux                                                                                        19,500                  261,577

PSA Peugeot Citroen                                                                                 800                  217,819

Thomson Multimedia                                                                                8,375  (a)             270,194

TotalFinaElf                                                                                      3,511                  493,031

Vinci                                                                                             2,625                  167,704

Vivendi Environnement                                                                            10,525                  444,195

                                                                                                                       3,997,643

GERMANY--2.1%

Allianz                                                                                           1,200                  353,218

Deutsche Boerse                                                                                  11,000                  387,568

SAP, ADR                                                                                          4,800                  168,432

                                                                                                                         909,218


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG--2.8%

CNOOC                                                                                           315,000                  298,850

China Unicom, ADR                                                                                54,100                  957,570

                                                                                                                       1,256,420

INDIA--.4%

Infosys Technologies, ADR                                                                         2,400                  156,000

ISRAEL--.6%

Check Point Software Technologies                                                                 5,725  (a)             290,117

ITALY--2.1%

Saipem                                                                                           85,425                  469,822

San Paolo-IMI                                                                                    34,650                  449,152

                                                                                                                         918,974

JAPAN--9.2%

Ajinomoto                                                                                        31,000                  332,529

FAST RETAILING                                                                                    1,800                  313,144

HONDA MOTOR                                                                                      11,000                  483,264

HOYA                                                                                              3,200                  202,670

ITO EN                                                                                            2,700                  170,570

KONAMI                                                                                            4,400                  200,713

Mitsubishi Electric                                                                              50,000                  247,725

NEC                                                                                              17,000                  229,647

NTT DoCoMo                                                                                           20                  347,938

Nikko Securities                                                                                 29,000                  232,260

Nippon COMSYS                                                                                    14,000                  189,682

PIONEER                                                                                          12,400                  376,767

TAKEFUJI                                                                                          3,500                  317,914

Takeda Chemical Industries                                                                        9,000                  418,487

                                                                                                                       4,063,310

LUXEMBOURG--1.3%

Societe Europeenne des Satellites                                                                 4,325                  566,394

MEXICO--.5%

Cemex, ADR                                                                                        7,900                  209,350

NETHERLANDS--3.6%

ASML, ADR                                                                                         4,850  (a)             107,912

Heineken                                                                                          9,718                  392,975

ING                                                                                               4,850                  317,883

STMicroelectronics                                                                                4,625                  160,992

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

TNT Post                                                                                         16,875                  353,157

VNU                                                                                               7,025                  238,569

                                                                                                                       1,571,488

PORTUGAL--1.0%

Brisa-Auto Estradas de Portugal                                                                  51,000                  432,990

SINGAPORE--.6%

Flextronics International                                                                        10,875  (a)             283,946

SOUTH KOREA--2.4%

Hyundai Motor                                                                                    20,000                  435,217

Korea Telecom, ADR                                                                               31,500                  636,300

                                                                                                                       1,071,517

SPAIN--2.3%

Banco Santander Central Hispano                                                                  47,050                  427,416

Gas Natural SDG                                                                                   5,325                   86,350

Industria de Diseno Textil                                                                       32,700                  523,319

                                                                                                                       1,037,085

SWEDEN--.6%

Assa Abloy, Cl.B                                                                                 17,500                  250,559

SWITZERLAND--3.9%

Adecco                                                                                            6,150                  289,742

Nestle                                                                                            1,750                  372,278

Serono                                                                                              300                  297,878

Swatch                                                                                              330  (a)             330,790

Synthes-Stratec                                                                                     675  (b)             414,615

                                                                                                                       1,705,303

TAIWAN--.3%

Taiwan Semiconductors Manufacturing, ADR                                                          9,275  (a)             141,104

UNITED KINGDOM--10.2%

ARM                                                                                              40,800  (a)             154,934

Aegis                                                                                           132,550                  196,839

British Sky Broadcasting                                                                         11,050  (a)             106,896

Compass                                                                                          47,450                  381,848

Dimension Data                                                                                   64,050  (a)             244,582

Energis                                                                                          68,375  (a)             182,526

GlaxoSmithKline                                                                                  23,000                  650,578

Prudential                                                                                       35,000                  426,199

Reckitt Benckiser                                                                                29,600                  429,099


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Shell Transport & Trading, ADR                                                                    3,050                  153,537

Shire Pharmaceuticals, ADR                                                                        5,325  (a)             295,537

Spirent                                                                                          90,725                  283,570

Telewest Communications                                                                         166,250  (a)             209,263

Tesco                                                                                            54,000                  195,895

Vodafone                                                                                        264,875                  590,015

                                                                                                                       4,501,318

UNITED STATES--39.6%

AOL Time Warner                                                                                  21,315                1,129,695

Abbott Laboratories                                                                               2,900                  139,229

Alcoa                                                                                             3,400                  133,960

American Express                                                                                  5,950                  230,860

American International                                                                            4,500                  387,000

Amgen                                                                                             3,998  (a)             242,599

Bank of New York                                                                                  4,126                  198,048

Baxter International                                                                                436                   21,364

Berkshire Hathaway, Cl. B                                                                           125  (a)             287,500

Bristol-Myers Squibb                                                                              1,850                   96,755

Cisco Systems                                                                                    13,546  (a)             246,537

Citigroup                                                                                        23,051                1,218,015

Clear Channel Communications                                                                      4,800  (a)             300,960

Coca-Cola                                                                                         7,500                  337,500

Comcast, Cl. A                                                                                    4,063  (a)             176,334

Comverse Technology                                                                               2,148  (a)             123,768

EMC                                                                                              11,047  (a)             320,915

Fannie Mae                                                                                        2,825                  240,549

Fifth Third Bancorp                                                                               8,575                  514,929

FleetBoston Financial                                                                             3,375                  133,144

General Electric                                                                                 32,172                1,568,385

Goldman Sachs                                                                                     2,400                  205,920

Home Depot                                                                                        4,705                  219,018

Intel                                                                                            17,991                  526,237

International Business Machines                                                                   7,625                  861,625

Johnson & Johnson                                                                                10,200                  510,000

Juniper Networks                                                                                  3,431  (a)             106,704

Kohl's                                                                                            2,876  (a)             180,411

Merck & Co.                                                                                       3,682                  235,316

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

Microsoft                                                                                        15,900  (a)           1,154,340

Morgan Stanley Dean Witter & Co.                                                                  1,925                  123,643

Omnicom                                                                                           1,597                  137,342

Oracle                                                                                           15,750  (a)             299,250

Pfizer                                                                                           37,754                1,512,048

Philip Morris Cos.                                                                                3,300                  167,475

Solectron                                                                                         5,025  (a)              91,957

Sun Microsystems                                                                                 20,890  (a)             328,391

Tyco International                                                                               18,556                1,011,302

Viacom, Cl. B                                                                                     9,327  (a)             482,672

Wal-Mart Stores                                                                                  10,022                  489,073

Walt Disney                                                                                       4,500                  130,005

Washington Mutual                                                                                 9,750                  366,112

Wells Fargo & Company                                                                             6,825                  316,885

Winstar Communications                                                                                1  (a)                   0

                                                                                                                      17,503,772

TOTAL COMMON STOCKS

   (cost $46,535,199)                                                                                                 44,330,805
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel KGaA

   (cost $365,218)                                                                                5,800                  337,308
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $46,900,417)                                                             101.1%               44,668,113

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.1%)                (488,661)

NET ASSETS                                                                                       100.0%               44,179,452

(A)  NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2001, THIS SECURITY
     AMOUNTED TO $414,615 OR .9% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments 46,900,417  44,668,113

Cash                                                                   121,791

Receivable for investment securities sold                              314,915

Receivable for shares of Beneficial Interest subscribed                169,109

Dividends receivable                                                    45,994

Prepaid expenses                                                        18,628

                                                                    45,338,550
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           37,464

Payable for investment securities purchased                          1,047,384

Payable for shares of Beneficial Interest redeemed                       5,296

Accrued expenses                                                        68,954

                                                                     1,159,098
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      44,179,452
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     61,116,536

Accumulated investment (loss)                                          (47,099)

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                               (14,652,509)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Noe 4          (2,237,476)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      44,179,452
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited  number of $.001 par value
  shares of Beneficial Interest authorized)
                                                                     1,993,244

NET ASSET VALUE, offering and redemption price per share($)              22.16

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $31,200 foreign taxes withheld at source)       272,081

Interest                                                                58,255

TOTAL INCOME                                                           330,336

EXPENSES:

Management fee--Note 3(a)                                              189,102

Shareholder servicing costs--Note 3(b)                                  91,777

Custodian fees                                                          35,648

Professional fees                                                       26,413

Registration fees                                                       11,832

Prospectus and shareholders' reports                                     9,683

Trustees' fees and expenses--Note 3(c)                                   6,127

Miscellaneous                                                            6,853

TOTAL EXPENSES                                                         377,435

INVESTMENT (LOSS)                                                      (47,099)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
  and foreign currency transactions
                                                                   (10,947,165)

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                 1,132,737

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (9,814,428)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (9,861,527)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)    December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (47,099)             (389,895)

Net realized gain (loss) on investments      (10,947,165)            6,106,738

Net unrealized appreciation (depreciation)
   on investments                              1,132,737           (25,647,350)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (9,861,527)          (19,930,507)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From net realized gain on investments           (177,333)          (13,893,592)

In excess of net realized gain on investments        --             (3,528,011)

TOTAL DIVIDENDS                                 (177,333)          (17,421,603)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  48,182,541          291,012,033

Dividends reinvested                              172,064           16,702,237

Cost of shares redeemed                       (52,305,962)        (299,333,550)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (3,951,357)           8,380,720

TOTAL INCREASE (DECREASE) IN NET ASSETS       (13,990,217)         (28,971,390)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            58,169,669           87,141,059

END OF PERIOD                                  44,179,452           58,169,669
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,983,599            7,277,234

Shares issued for dividends reinvested              7,664              503,008

Shares redeemed                                (2,157,640)          (7,469,351)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (166,377)             310,891
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                      Six Months Ended
                                           June 30, 2001                                Year Ended December 31,
                                                                  ----------------------------------------------------------------
                                             (Unaudited)           2000          1999        1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            26.94            47.14         34.76       34.52           34.62           36.97

Investment Operations:

Investment income (loss)--net                      (.02)(a)         (.19)(a)      (.11)(a)     .16            (.01)            .19

Net realized and unrealized
   gain (loss) on investments                     (4.68)          (10.57)        15.61         .24            4.19            4.19

Total from Investment Operations                  (4.70)          (10.76)        15.50         .40            4.18            4.38

Distributions:

Dividends from investment
   income--net                                       --               --         (.01)        (.16)           (.11)           (.18)

Dividends in excess of investment
   income--net                                       --               --           --           --             --             (.06)

Dividends from net realized gain
   on investments                                  (.08)           (7.53)       (3.11)          --            (2.87)         (6.22)

Dividends in excess of net
   realized gain on investments                      --            (1.91)         --            --            (1.30)          (.27)

Total Distributions                                (.08)           (9.44)       (3.12)        (.16)           (4.28)         (6.73)

Net asset value, end of period                    22.16            26.94        47.14        34.76            34.52          34.62
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (17.44)(b)       (25.56)       45.24         1.16            12.27          11.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                               .74(b)          1.36         1.41         1.32             1.34           1.39

Ratio of interest expense to
   average net assets                                --              .01           --          .04              .01             --

Ratio of net investment income
   (loss) to average net assets                    (.09)(b)         (.49)        (.30)         .41             (.04)           .51

Portfolio Turnover Rate                           72.89(b)        226.72       256.19       206.70           145.59         163.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                   44,179           58,170       87,141       78,684           91,475         96,176

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Global  Growth  Fund  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund' s investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the fund may borrow up to $10 million under a short-term unsecured line of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions  with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at an annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2001, the fund was charged $63,034 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $27,070 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group" ). Each
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $35,502,865 and $37,121,683, respectively.

At  June  30,  2001,  accumulated net unrealized depreciation on investments was
$2,232,304,   consisting   of   $2,272,693  gross  unrealized  appreciation  and
$4,504,997 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

On April 10, 2001, the Board of Trustees approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange for shares of the Dreyfus Premier Worldwide Growth Fund, Inc., at net asset value.


NOTES

                        For More Information

                        Dreyfus Global Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  033SA0601